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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Nature's Sunshine Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATURE'S SUNSHINE PRODUCTS, INC.
75 East 1700 South
Provo, UT 84606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Friday, May 27, 2005

To Our Stockholders:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Nature's Sunshine Products, Inc., a Utah corporation (the "Company"). The Annual Meeting will be held at the Company's corporate offices at 75 East 1700 South, Provo, Utah 84606, on Friday, May 27, 2005, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect two directors, each to serve a term of three years, and until each of their successors is elected and shall qualify;

  2.
  To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Our Board of Directors has fixed the close of business on April 11, 2005, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, and only stockholders of record at such date will be so entitled to notice and vote.

        Please sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person if you decide to attend the meeting.

Dated: April 20, 2005	By Order of the Board of Directors,
/s/ Douglas Faggioli
DOUGLAS FAGGIOLI President, Chief Executive Officer, Director

YOUR VOTE IS IMPORTANT.

PLEASE FILL IN DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE VOTING OF THE PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING.

NATURE'S SUNSHINE PRODUCTS, INC.

PROXY STATEMENT—ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Nature's Sunshine Products, Inc. for use at our Annual Meeting of Stockholders to be held at our corporate offices at 75 East 1700 South, Provo, Utah, on Friday, May 27, 2005 at 10:00 a.m., Mountain Time. Stockholders will consider and vote upon the proposals described herein and referred to in the Notice of the Meeting accompanying this Proxy Statement. This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about April 20, 2005.

        We are sending these proxy materials to all of our stockholders of record on April 11, 2005 (the "Record Date"). Only stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. We use several abbreviations in this Proxy Statement. We may refer to our company as "we," "us" or "our company" or the "Company." The term "Annual Meeting" means our 2005 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT OUR 2005 ANNUAL MEETING
AND THIS PROXY STATEMENT

Q:
When and where is the 2005 Annual Meeting?

A:
The 2005 Annual Meeting of Stockholders of Nature's Sunshine Products, Inc. will be held at our executive offices located at 75 East 1700 South, Provo, Utah at 10:00 a.m., Mountain Time, on Friday, May 27, 2005.

Q:
Why am I receiving these materials?

A:
You are receiving these proxy materials from us because you owned shares of our common stock on the Record Date. This Proxy Statement describes issues on which we would like you, as a stockholder of record, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q:
What is the effect of signing and returning my proxy card?

A:
When you sign and return the proxy card, you appoint Kristine F. Hughes and Douglas Faggioli as your representatives, or proxies, at the Annual Meeting. Kristine F. Hughes and Douglas Faggioli will vote your shares at the Annual Meeting as you have instructed them on the proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card, just in case your plans change. You can always vote in person at the Annual Meeting, even if you have already sent in your proxy card.

Q:
What am I voting on?

A:
You are being asked to vote on (i) the election of two nominees to serve as Class III directors on our Board of Directors and (ii) the ratification and appointment of our independent accountants for the fiscal year ending on December 31, 2005. These proposals are described more fully below in these proxy materials. As of the date of this Proxy Statement, the only business that our Board of Directors intends to present or knows of that others will present at the Annual Meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, it is the intention of the persons holding proxies to vote the shares they represent in accordance with their best judgment.

Q:
What is the vote required for each of the proposals presented at the Annual Meeting to pass?

A:
The votes cast on a particular proposal include votes "FOR," "AGAINST," "WITHHELD" and "ABSTAINED," but do not include broker non-votes (discussed below). The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

Proposal One—Election of Directors. The two nominees receiving the highest number of votes, in person or by proxy, will be elected to serve as Class III directors. You may vote either "FOR" or "WITHHOLD" your vote for the director nominees.

Proposal Two—Ratification of KPMG LLP as Independent Registered Public Accounting Firm. The ratification of KPMG LLP as our independent registered public accounting firm will be approved if the votes cast favoring the action exceed the votes cast opposing the action. You may vote "FOR," "AGAINST" or "ABSTAIN" from voting on this proposal.

Q:
How do I vote?

A:
As a stockholder of record, you have the right to vote on certain business matters affecting our company. Each share of our common stock you own entitles you to one vote on the proposals presented in these proxy materials. As described below, you can vote by returning the enclosed proxy card in the envelope provided, as instructed on the proxy card, or by attending the Annual Meeting. Please see detailed instructions on the proxy card.

If you return a signed proxy card (according to the enclosed instructions), you are enabling Kristine F. Hughes and Douglas Faggioli, who are named on the proxy card as "proxy holders," to vote your shares at the Annual Meeting in the manner you indicate on the proxy card. If you return a signed proxy card but you do not provide voting instructions on the card, your shares will be voted FOR Kristine F. Hughes and Franz L. Cristiani to serve as Class III directors on our Board of Directors and FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the current fiscal year. If an issue comes up for a vote at the meeting that is not described in this Proxy Statement, Kristine F. Hughes and Douglas Faggioli will vote your shares, under your proxy, in their discretion.

If you attend the Annual Meeting and wish to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote in person at the Annual Meeting, you must bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

For shares of common stock that are beneficially owned by a stockholder and held in "street name" through a brokerage (if such stockholder's shares are registered in the name of a brokerage), your broker has the discretion to vote such shares on "routine matters" (such as election of directors), as more specifically described below.

Q:
What is a "broker non-vote"?

A:
Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on "routine matters" (such as election of directors), but not on "non-routine" matters (such as stockholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

Q:
How are "broker non-votes" counted?

A:
Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted for the purpose of determining the number of votes cast "FOR" or "AGAINST" a particular proposal on which the broker has expressly not voted. Your broker will have discretionary authority to vote your shares on each of the proposals that are routine matters.

Q:
How are abstentions counted?

A:
If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting.

Q:
What does it mean if I receive more than one proxy card?

A:
It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please vote each account by signing and returning all proxy cards to ensure that all your shares are voted.

Q:
What if I change my vote (i.e., what if I wish to revoke my proxy)?

A:
You may revoke your proxy (i.e., cancel it) and change your vote at any time prior to the voting at the Annual Meeting. In order to do this, you may either:

  •
  sign and return another proxy bearing a later date (only your latest vote will be counted);

  •
  provide written notice of the revocation to our Secretary, prior to the time we take the vote at the Annual Meeting; or

  •
  attend the Annual Meeting and vote in person.

Q:
Will my shares be voted if I do not sign and return my proxy card?

A:
If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as election of directors) or leave your shares unvoted. Your brokerage firm may not vote on "non-routine matters" such as a proposal submitted by a stockholder. We encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This enables your shares to be voted at the Annual Meeting as you direct.

Q:
How many shares can be voted at the Annual Meeting?

A:
As of the Record Date, 15,052,961 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on all matters covered in these proxy materials. Accordingly, there are a maximum of 15,052,961 votes that may be cast at the Annual Meeting.

Q:
What is a quorum?

A:
A quorum is the number of shares that must be present, in person or by proxy, in order to hold the Annual Meeting and to conduct business. The required quorum for the Annual Meeting is a majority of the shares entitled to vote outstanding on the Record Date. Your shares will be counted as being present at the Annual Meeting if you appear in person at the meeting or if you submit a properly executed proxy card. All completed and signed proxy cards, whether representing a vote "FOR," "AGAINST," "WITHHELD" or "ABSTAINED" or a broker non-vote, will be counted toward the quorum requirement.

Q:
Who is soliciting my vote?

A:
We, on behalf of our Board of Directors, are soliciting your vote. In addition to this solicitation by mail, proxies may be solicited by members of our Board of Directors, our officers and other employees by telephone, Internet or facsimile, in person or otherwise. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward the proxy materials to the beneficial owners.

Q:
Who will pay the costs of proxy solicitation?

A:
We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of the proxy materials.

Q:
What is the deadline for receipt of stockholder proposals?

A:
As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. In order to be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Stockholders, stockholder proposals must be received by our Secretary no later than December 21, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2006 Annual Meeting of Stockholders, the proposal must be sent to Nature's Sunshine Products, Inc., Stockholder Relations, 75 East 1700 South, Provo, Utah 84606 and received prior to March 6, 2006. The Board of Directors will review any proposal, which is received by that date and determine whether it is a proper proposal to present to the 2006 Annual Meeting.

PRINCIPAL HOLDERS OF COMMON STOCK

        The following table sets forth information as of March 18, 2005, with respect to the beneficial ownership of our common stock by (i) each person who, to our knowledge, is the beneficial owner of more than 5 percent of our outstanding common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table under "Executive Compensation", and all or our executive officers and directors as a group.

Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)
Pauline Hughes Francis 311 East Canal Road Salem, UT 84653	2,106,531	(3)	13.9%
Kristine F. Hughes Eugene L. Hughes 75 East 1700 South Provo, UT 84606	1,641,154	(4)	10.7%
Barclays Global Investors 45 Fremont Street San Francisco, CA 94105	910,247	(5)	6.0%
First Wilshire Securities Management, Inc. 600 South Lake Street, Suite 100 Pasadena, CA 91106-3955	867,501	(6)	5.8%

Douglas Faggioli 75 East 1700 South Provo, UT 84606	253,541	(7)	1.7%
John R. DeWyze 75 East 1700 South Provo, UT 84606	64,918	(8)	*
Craig D. Huff 75 East 1700 South Provo, UT 84606	53,807	(9)	*
Daren G. Hogge 75 East 1700 South Provo, UT 84606	13,388	(10)	*
Franz L. Cristiani 75 East 1700 South Provo, UT 84606	5,000	(11)	*
Richard G. Hinckley 75 East 1700 South Provo, UT 84606	0		*
Dale G. Lee 75 East 1700 South Provo, UT 84606	104,055	(12)	*
All executive officers and directors As a group (9 persons)	4,138,339	(13)	26.4%

*
Less than 1 percent.

(1)
Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named. Amounts shown include, where applicable, shares subject to presently exercisable options.

(2)
The percentage shown for each beneficial owner is calculated based upon the outstanding shares of our common stock, including shares of common stock subject to presently exercisable options held by each such beneficial owner, which are deemed to be outstanding.

(3)
Includes 1,142,292 shares held by Pauline Hughes Francis in trust for the benefit of herself and her children of which Mrs. Francis is trustee, 878,439 shares held by a family limited partnership in which Mrs. Francis is a general partner, and 85,800 shares subject to presently exercisable options.

(4)
Includes 16,335 shares held directly by Mr. Hughes, 1,301,606 shares held by Kristine and Eugene Hughes as trustees for the benefit of themselves and their children of which Mr. And Mrs. Hughes are trustees, 100,883 shares allocated to Mr. Hughes' account in a 401(k) Plan, and 222,330 shares subject to presently exercisable options.

(5)
In a Schedule 13G filed February 14, 2005, Barclay Global Investors, NA. ("Barclays") and certain other entities, which include "banks" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser in accordance with Section 240.13d(b)(1)(ii)(E) of the Investment Advisers Act of 1940 filing together. Barclays and the other entities reported that they are holding 910,247 shares of our common stock in trust accounts for the economic benefit of the beneficiaries of those accounts. The 910,247 shares include 577,611 shares of which Barclays claims sole investment authority and 540,338 shares of which Barclays claims sole voting authority; 303,336 shares of which Barclay Global Fund Advisors claims sole investment and voting authority; and 29,300 shares of which Barclay Capital Inc. claims sole voting and investment authority.

(6)
In a Schedule 13G filed March 5, 2005, First Wilshire Securities Management, Inc. ("First Wilshire"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, reported that it held, on behalf of its clients, 867,501 shares of our common stock. First Wilshire has the sole investment power with respect to all of these shares, and sole voting power with respect to 50,700 shares.

(7)
Includes 44,742 shares held directly, 34,409 shares allocated in a 401(k) Plan and 174,390 shares subject to presently exercisable options.

(8)
Includes 2,150 shares held directly, 1,848 shares allocated in a 401(k) Plan, 600 shares in Mr. DeWyze's wife's IRA, to which he disclaims beneficial ownership, and 60,320 shares subject to presently exercisable options.

(9)
Includes 10,797 shares allocated in a 401(k) Plan and 43,010 shares subject to presently exercisable options.

(10)
Includes 2,508 shares allocated in a 401(k) Plan and 10,880 shares subject to presently exercisable options.

(11)
Includes 5,000 shares subject to presently exercisable options.

(12)
Includes 32,594 shares allocated in a 401(k) plan and 71,461 shares subject to presently exercisable options, Mr. Lee resigned as an Executive Officer and as President, U.S. Sales in September 2004.

(13)
Includes 150,445 shares allocated to executive officers in the 401(k) Plan, and 601,730 shares subject to presently exercisable options.

        Certain of our officers and directors own de minimus amounts of the outstanding equity securities of our wholly owned subsidiaries to satisfy regulatory requirements.

PROPOSAL 1—ELECTION OF DIRECTORS

        Under our Restated Articles of Incorporation, directors are divided into three classes, each class to consist, as nearly as possible, of one-third of the number of directors then constituting the entire Board of Directors. Each year, one class of directors is elected, each director to serve a term of three years. All of the directors were elected for staggered terms at the last three annual meetings.

        At the Annual Meeting, two Class III directors are to be elected to serve for a term of three years or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the two nominees named below for election to our Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently serving as one of our directors. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. The two candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors of our company.

        Certain information concerning the two nominees to the Board of Directors and directors whose terms will continue after the Annual Meeting is set forth below. Biographical information regarding the nominees is set for below under "EXECUTIVE OFFICERS AND DIRECTORS."

DIRECTORS

Name	Age	Company Position Held	Served as Director Since	Class and Year Term Will Expire
NOMINEES
Kristine F. Hughes	66	Chairperson of the Board and Director	1980	Class III 2005
Franz L. Cristiani	63	Director	2004	Class III 2005
DIRECTORS WHOSE TERMS ARE CONTINUING
Pauline Hughes Francis	64	Director	1988	Class I 2006
Douglas Faggioli	50	President, Chief Executive Officer, Director	1997	Class I 2006
Richard G. Hinckley	63	Director	1999	Class II 2007
Eugene L Hughes	74	Founder and Director	1980	Class II 2007

        On May 28, 2004, the Board, as authorized by the Company's By-Laws, elected Franz L. Cristiani to the Board of Directors. Mr. Cristiani, who is standing for election by the stockholders for the first time, was recommended by the Chief Executive Officer of the Company. Mr. Cristiani was nominated based upon his extensive experience in the financial industry and his integrity, judgment and leadership ability demonstrated by that experience, as well as his independence. Mrs. Hughes is standing for re-election based upon the judgment, skill and dedication she has previously demonstrated as a Board member and Chairperson.

Affirmative Determinations Regarding Director Independence

        The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"):

                    Franz L. Cristiani
                    Richard G. Hinckley
                    Pauline Hughes Francis
                    Kristine F. Hughes

        In this Proxy Statement, these four directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors". During 2004, the Independent Directors met four times in executive session. The Independent Directors meet in executive sessions at which only Independent Directors were present in conjunction with each scheduled meeting of the Board of Directors. The Board determined that Eugene L Hughes is not independent because he serves as a non-executive employee of the Company.

Meetings and Committees of the Board of Directors

        There were five meetings of the Board of Directors held during 2004. All directors attended at least 75 percent of the meetings of the Board and Committees of the Board on which they served.

        The Board of Directors has formed the following committees:

        The Compensation Committee.    The Compensation Committee, which held three meetings during 2004, reviews compensation policies applicable to officers and key employees and recommends to the Board of Directors the compensation to be paid to our Chief Executive Officer and recommends to the Board, based on consultation with the Chief Executive Officer, compensation to be paid to the other executive officers. The Compensation Committee also administers or supervises our various stock option and incentive compensation plans. The Compensation Committee has not adopted a written charter. The members of Compensation Committee are Pauline Hughes Francis (Chairperson), Kristine F. Hughes and Richard G. Hinckley, each of whom is an Independent Director.

        The Audit Committee.    The Audit Committee, which held four meetings during 2004, oversees our financial statements, preparation process and related compliance matters and performance of the internal audit function, is responsible for engagement and oversight of our independent registered public accounting firm and reviews the adequacy and effectiveness of our internal control system and procedures. The Audit Committee acts pursuant to a written charter adopted by the Board. A copy of the Audit Committee Charter was attached as Appendix A to our 2004 Annual Meeting Proxy Statement dated April 9, 2004, which was filed pursuant to Section 14(a) of the Securities Exchange Act of 1934.

        The members of the Audit Committee are Richard G. Hinckley (Chairman), Franz L. Cristiani, Kristine F. Hughes and Pauline Hughes Francis, each of whom is an Independent Director and independent for the purposes of the regulations promulgated by the SEC. Our Board of Directors has determined that Richard G. Hinckley and Franz L. Cristiani are audit committee financial experts, as that term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. Both Kristine Hughes and Pauline Hughes Francis fall outside the SEC safe harbor providing that a person will not be deemed an affiliate for purposes of determining audit committee member independence if he or she beneficially owns 10 percent or less of an issuer's voting stock. As of April 11, 2005, Mrs. Hughes beneficially owned 10.7 percent of the Company's common stock and Mrs. Francis beneficially owned 13.9 percent of the Company's common stock. The Board has determined that both Mrs. Hughes and Mrs. Francis are independent for the purpose of the SEC regulations and the NASD Marketplace Rules.

        The Nominating Committee.    The Nominating Committee, which held three meetings during 2004, makes recommendations to the Board of Directors about the size of the Board or any committee thereof, identifies and recommends candidates for the Board and committee membership, evaluates nominations received from stockholders, determines the compensation and benefits of all directors on the Board and develops and recommends to the Board corporate governance principles applicable to our company. The Nominating Committee has not adopted a written charter.

        The members of the Nominating Committee are Kristine F. Hughes, Pauline Hughes Francis and Richard G. Hinckley, each of whom is an Independent Director.

The Company's Director Nomination Process

        The Board selects the Director nominees to stand for election at the Company's annual meetings of stockholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating Committee. In recommending nominees to serve as Directors, the Nominating Committee will examine each Director nominee, including persons nominated by stockholders, on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Nominating

Committee believes the following minimum qualifications must be met by a potential Director nominee to be recommended to the Board:

  •
  Each Director must display high personal and professional ethics, integrity and values;

  •
  Each Director must have the ability to exercise sound business judgment;

  •
  Each Director must be highly accomplished in his or her respective field;

  •
  Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience;

  •
  Each Director must be able to represent all stockholders of the Company and be committed to enhancing long-term stockholder value; and

  •
  Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company's business.

        Recommendations for consideration by the Nominating Committee, including recommendations from stockholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company, at Nature's Sunshine Products, Inc., 75 East 1700 South, Provo, Utah 84606, in writing together with appropriate biographical information concerning each proposed nominee. Recommendations for nominees to be elected at the 2006 Annual Meeting of Stockholders must be received by December 31, 2005. See also the section dealing with "Stockholder Proposals," below.

Communications with Directors

        We have not in the past adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Board or the Nominating Committee of the Board will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to our website.

Compensation of Directors

        The following table sets out fees paid to non-employee directors of our Company for their services as Board members during Fiscal 2004 and fees to be paid in 2005:

	2004	2005
Kristine Hughes (Chairperson)	$129,792	$132,292
Pauline Hughes Francis	$46,440	$49,762
Franz L. Cristiani	$30,000	$31,500
Richard G. Hinckley	$30,000	$35,500

        Non-employee directors also receive health and life insurance coverage. Board members have the option to receive life insurance coverage in the amount of $500,000. Currently only Kristine Hughes and Pauline Hughes Francis have life insurance coverage and in 2004, we paid premiums of $1,690 for Pauline Hughes Francis and did not pay any premiums for Kristine Hughes. We do not pay any fees for attendance at Committee meetings. Board members who are also employees of our Company do not receive any directors' fees. Mr. Hughes is a non-executive employee of the Company and received a salary of $190,000 for his services as an employee in 2004.

EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors are:

Name	Position	Age
Douglas Faggioli	President, Chief Executive Officer and Director	50
Kristine F. Hughes	Chairperson of the Board and Director	66
Eugene L Hughes	Founder and Director	74
Pauline Hughes Francis	Director	64
Richard G. Hinckley	Director	63
Franz L. Cristiani	Director	63
Craig D. Huff	Executive Vice President, Chief Financial Officer, Vice President—Finance and Treasurer	49
Daren G. Hogge	Executive Vice President	43
John R. DeWyze	Executive Vice President, Vice President—Operations	48

        Certain information regarding the business experience of the executive officers and directors is set forth below.

        DOUGLAS FAGGIOLI.    Mr. Faggioli is the President, Chief Executive Officer and a Director of our company. Prior to his appointment as president and CEO in November 2003, Mr. Faggioli was Executive Vice President, Chief Operating Officer and a Director of our company. He began his employment with us in 1983 and has served as one of our officers since 1989. He is a Certified Public Accountant.

        KRISTINE F. HUGHES.    Mrs. Hughes is our Chairperson of the Board of Directors. She was a co-founder in 1972 of Hughes Development Corporation, a predecessor of our company, and has served as an officer or director of our company and/or its predecessors since 1980. Mrs. Hughes serves on several civic and community boards. She is the wife of Eugene L. Hughes, one of our founders and directors.

        EUGENE L HUGHES.    Mr. Hughes is a founder and a director of our company. He co-founded Hughes Development Corporation, a predecessor of our company, in 1972. He served as an officer or director of our company and/or its predecessors since 1972. Mr. Hughes serves on several community boards. He is the husband of Kristine F. Hughes, our Chairperson.

        PAULINE HUGHES FRANCIS.    Mrs. Francis has been one of our Directors since 1988. Mrs. Francis was a co-founder in 1972 of Hughes Development Corporation, a predecessor of the company, and has acted as a consultant from time to time to our company and its predecessors.

        RICHARD G. HINCKLEY.    Mr. Hinckley has served as a Director of our company since 1999. He is a partner of Interior Space Systems, Inc. From 1996 until 2001. Mr. Hinckley served as Director of Corporate Development—Western Region, Nextlink Communications. From 1991 to 1996, he served as a Vice President of Beehive Travel until its merger with Morris Travel where he became the Director of Meetings and Incentives. He also served as president, director and part owner of Park "n Jet, Utah's largest off-airport parking facility. Mr. Hinckley received his MBA degree from Stanford University.

        FRANZ L. CRISTIANI.    Mr. Cristiani has been a member of the board of directors since 2004. From 1964 until his retirement in 1999, he was with Arthur Andersen, an international public accounting firm, including 23 years as a partner. Since retiring, he has provided consulting services to various companies, served on the board of directors of Accuray, BioMarin Pharmaceutical, MTI Technology and Vitasoy USA, and has served as an adjunct professor at the graduate school of business at the University of San Francisco. He is a Certified Public Accountant.

        CRAIG D. HUFF.    Mr. Huff is our Executive Vice President, Chief Financial Officer, Vice President of Finance and Treasurer. He began his employment with us in 1982 and has served as an officer of our company since 1998. He is a Certified Public Accountant.

        DAREN G. HOGGE.    Mr. Hogge is Executive Vice President of Synergy. He began his employment with us in 1993, and has served as an officer of our company since 1997.

        JOHN R. DEWYZE.    Mr. DeWyze is Executive Vice President and Vice President of Operations of our company. He began his employment with us in 1995. From 1982 to 1995, Mr. DeWyze was employed by Bristol-Myers Squibb. He has served as one of our officers since 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto as well as written representations provided to us by our executive officers, directors and 10 percent stockholders, we are unaware of any such persons failing to file on a timely basis any reports required by Section 16(a) of the Exchange Act during 2004.

Code of Ethics

        We have adopted a code of ethics that applies to all employees of our company, including our executive officers, employees of our subsidiaries, as well as each member of our Board of Directors. The code of ethics is available at our website at: www.natr.com.

EXECUTIVE COMPENSATION

Compensation Summary

        The following table sets forth information concerning the cash and non-cash compensation paid or to be paid by us to our Chief Executive Officer and to each of the other executive officers named below, for the three fiscal years ended December 31, 2004.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
Annual Compensation
Securities Under-Lying Options/SARS (Shares)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)		All Other Compensation(3) ($)
Douglas Faggioli President, Chief Executive Officer	2004 2003 2002	373,732 257,366 258,964	315,000 — —	— — —	— 2,000 25,000	2,391 1,338 1,314
Daren G. Hogge Executive Vice President	2004 2003 2002	211,451 187,371 200,000	437,228 237,652 38,000	— — —	— — —	757 730 734
Craig D. Huff Executive Vice President, Chief Financial Officer, Vice President, Finance	2004 2003 2002	193,729 180,680 181,317	356,720 144,308 79,103	— — —	— — 2,000	887 846 851
John R. DeWyze Executive Vice President, Vice President—Operations	2004 2003 2002	188,193 164,689 177,000	120,066 32,816 24,399	— — —	— — —	918 878 883
Dale G. Lee(4) Former Executive Vice President, President, U.S. Sales	2004 2003 2002	200,718 179,482 190,756	— 25,990 —	— — —	50,000 4,000 —	2,372 2,281 2,301

(1)
Includes amounts paid by us as well as amounts contributed by us to our 401(k) defined contribution plan and amounts deferred by executive officers participating in our supplemental elective deferral plan.

(2)
We also provide health, disability and other benefits to each of our officers that are consistent with benefits given to all employees.

(3)
All executive officers receive a life insurance policy in the amount of $250,000. Amounts listed are for the premiums for such life insurance.

(4)
Mr. Lee resigned as an Executive Officer and as President, U.S. Sales in September 2004.

Employment Agreements

        We have entered into employment agreements with each of our executive officers. The form of employment agreement is included as an exhibit to our annual report on Form 10-K for the fiscal year ended December 31, 2004. These agreements have one-year terms that renew automatically unless terminated by us or the officer. In the event that we terminate or do not renew an officer's employment without cause (as defined in the agreements) or the officer's employment terminates as a result of death or incapacity, the officer is entitled to receive his base salary for twelve months. The executives agree not to disparage us during the term of the agreement. In addition, under the employment agreement, for a period ending one year after the later of the termination of his employment or the date the last severance payment was paid (or would have been paid but for his breach of the agreement or termination for cause) under the agreement, the officer agrees not to solicit any person under contract with us or any of our customers and not to compete with us in countries where we do business. We can extend this period for up to an additional year if we pay the employee an amount equal to his base salary during this extension. For 2005, our executive officers' base salaries are as follows:

Officer	Base Salary
Douglas Faggioli	$350,000
Darren G. Hogge	$198,500
Craig D. Huff	$184,000
John R. DeWyze	$181,000

Executive Incentive Plans

        We have from time to time adopted incentive plans for key management and/or other employees.

        In 1997, the Board of Directors adopted an Incentive Compensation Plan ("Bonus Plan"), which provides for bonuses ranging from 0 percent to 90 percent of base salary for all of our employees depending upon the employee's position with us. Up to 40 percent of the bonus for certain key employees is determined by how well an employee achieves certain specified individual performance objectives, and the balance is determined by how well we achieve certain sales and operating income goals. Payments totaling approximately $1,229,000, $441,000 and $142,000 were made to executive officers for services rendered in 2004, 2003 and 2002, respectively, for this or similar executive incentive plans. Amounts paid, if any, to the officers participating in the Bonus Plan are included in the Summary Compensation Table.

Stock Option Plans

        Our 1995 Stock Option Plan, as amended (the "1995 Plan"), authorizes the grant of incentive and non-qualified stock options to officers and key employees. The 1995 Plan currently allows for the granting of a maximum of 4,150,000 shares of our common stock (adjusted for stock splits and dividends).

        Options issued under the 1995 Plan must have an exercise price at least equal to the fair market value on the date of grant and a term of not more than ten years. Options are generally not transferable and are exercisable in accordance with vesting schedules established by the Compensation Committee (the "Committee") of the Board of Directors administering the Plan. The Committee establishes with respect to each option granted to an employee, and sets forth in the option agreement, the effect of the termination of employment on the rights and benefits thereunder. In the event of certain changes in control of our company, options generally become immediately exercisable.

        As of March 18, 2005, there were 1,039,648 shares subject to non-qualified options issued and outstanding under the 1995 Plan and 106,803 shares are available for issuance (as adjusted for stock splits and dividends).

        We also have 236,450 shares subject to non-qualified options issued and outstanding, which were granted under stock option plans or arrangements that have been terminated.

Option Grants in Fiscal Year 2004

        The following table sets forth a summary of certain non-qualified stock options granted to our named executive officers during 2004.

	Number of Shares Underlying Options Granted(1) (Shares)				Potential Realizable Value at Assumed Annual Rates for Option Term of Stock Price Appreciation
		% of Total Options Granted to Employees in 2004(2)
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Dale G. Lee(3)	50,000	52.63%	$8.50	1/09/2010	$144,541	$327,913

(1)
Nonqualified stock options. The options vest over eighteen months.

(2)
Based on a total of number of options granted to employees during 2004 of 95,000.

(3)
Mr. Lee resigned as an Executive Officer and as President, U.S. Sales in September 2004.

Equity Compensation Plans

        The following table and notes provide information about shares of our common stock that were issuable as of December 31, 2004 pursuant to exercise of options under existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	1,206,338	(1)	$9.02	106,803	(1)
Equity compensation plans not approved by security holders	256,450	(2)	$8.56	—

Total	1,462,788		$8.94	106,803

(1)
To be issued under the 1995 Stock Plan described above.

(2)
To be issued to non-employee members of the Board of Directors. This plan expired in 1996 and no further options may be granted. The outstanding options are all currently exercisable and they expire during 2005.

Option Exercises During 2004 and 2004 Year-end Value Table

        The following table sets forth certain information regarding the value of non-qualified stock options held by the named executive officers during 2004 (as adjusted for stock splits and dividends).

2004 Year-end Option Value

Name	Shares Acquired on Exercise (#)	Value Received ($)	Number of Unexercised Options at December 31, 2004 Exercisable/Unexercisable (#)			Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/Unexercised ($)
Douglas Faggioli	60,000	465,000	174,390	/	—	2,080,391	/	—
Daren G. Hogge	91,330	706,565	10,880	/	500	123,597	/	5,195
Craig D. Huff	50,000	387,500	43,010	/	—	538,001	/	—
John R. DeWyze	48,750	378,774	60,320	/	—	674,148	/	—
Dale G. Lee(1)	36,000	312,248	71,461	/	50,000	898,761	/	593,000

(1)
Mr. Lee resigned as an Executive Officer and as President, U.S. Sales in September 2004.

401(k) Plan

        We sponsor a qualified deferred compensation plan ("401(k) Plan") under Section 401(k) of the Internal Revenue Code, in which full-time employees may reduce their salaries by up to 15 percent of their compensation limited to a maximum of $13,000 and have the salary reduction amounts contributed to the 401(k) Plan. Such contributions are 100 percent matched by us, up to a maximum of 5 percent of the employee's compensation. Participants are fully vested at all times in their salary reduction contributions and after three years of service are fully vested in matching company contributions. Participants are eligible to receive distribution of vested amounts upon retirement, death or disability, or termination of employment. Contributions by us to the 401(k) Plan were approximately $863,000, $902,000 and $894,000 for 2004, 2003 and 2002, respectively. Amounts contributed for executive officers participating in the 401(k) Plan are included in the Summary Compensation Table above.

Deferred Compensation Plan

        Our nonqualified deferred compensation plan, the Supplemental Elective Deferral Plan, is offered to our directors, officers and certain other senior management. Under our Supplemental Elective Deferred Compensation Plan for our executive officers, up to 100 percent of the executive officer's annual salary and bonus (less the officer's share of employment taxes) may be deferred. The deferrals become an obligation owed to the officer by us under the Plan. Participants have several investment options for amounts deferred. Deferred amounts are paid following separation from the Company. Executive officers do not begin to receive deferred amounts until a minimum of six months after separation. Distributions are made over a thirty-six month period. At December 31, 2004 and 2003, the amounts payable under the Plan are valued at the fair market value of the related assets and total $2.0 million and $2.2 million, respectively. Amounts deferred for executive officers participating in the Supplemental Elective Deferred Compensation Plan are included in the Summary Compensation Table above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following individuals are immediate family members of the Board of Directors or Executive Officers and are currently employed by the Company.

Name and Title	Current Salary	Relationship
Kenneth Fugal, Employee Director of Research and Development	$97,000	Brother to Kristine Hughes
Kent Hastings, Employee Director of International Compensation Analysis	90,500	Son in law of Eugene and Kristine Hughes
Larry Hughes, Employee Director of Manufacturing	90,200	Son of Pauline Hughes Francis
Ryan Finch, Manager of Product Development	78,700	Son in law of Pauline Hughes Francis
John Hughes, Employee Director of Project Engineering	71,200	Son of Pauline Hughes Francis
Jeff Hughes, Manager of International DRP	56,500	Son of Pauline Hughes Francis
Michael Hughes, Group Leader of Utah Distribution Center	33,200	Son of Pauline Hughes Francis

        Craig D. Huff, Chief Financial Officer, during 2004 had a son and a niece employed in the Company's Order Sales department at an hourly wage.

Compensation Committee Interlocks and Insider Participation

        The Board of Directors' Compensation Committee is composed of Pauline Hughes Francis, Kristine F. Hughes and Richard G. Hinckley. Mrs. Hughes served as our President and CEO from September 1996 to October 1997.

        THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

To: The Board of Directors

        As members of the Compensation Committee (the "Committee"), it is our duty to recommend to the Board of Directors the compensation to be paid to the Company's Chief Executive Officer and to recommend to the Board, based on consultation with the Chief Executive Officer, compensation to be paid to the other executive officers. The Committee also reviews compensation policies applicable to officers and key employees and considers the relationship of corporate performance to that compensation. In addition, we administer the Company's 1995 Stock Option Plan and the Incentive Compensation Plan and supervise management in the administration of the Supplemental Elective Deferred Compensation Plan.

        The Committee seeks to grant executive compensation packages that (i) reflect individual accomplishments and contributions to the Company as well as overall Company performance; (ii) align executive's interests with those of the Company's stockholders; and (iii) attract and retain qualified executives who will help the Company meet its goals.

        The Committee submits a report to the Board concerning the compensation policies followed by the Committee in recommending compensation for the Company's Chief Executive Officer and other executive officers and the Board approves such compensation. The compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each officer relate to and be contingent upon the performance of the Company, as well as the individual contribution of each officer. The Committee believes the compensation paid to its officers is reasonable in view of the Company's performance and the contribution of the officers to that performance.

        In 2004, the Board approved the compensation packages for the Company's Chief Executive Officer and other executive officers that were recommended by the Compensation Committee. The Total Compensation for executive officers in 2004 consisted of base salary and bonus.

        Base Salary.    In establishing compensation for 2004, the Committee considered a number of factors, including:

  1.
  the contribution to the Company's operating performance, as measured by increases in sales revenue, profitability and return on assets,

  2.
  the contribution in helping the Company meet its other objectives, such as providing a high level of service to its customers and in maximizing stockholder value, and

  3.
  the Company's overall stock performance as measured against the stock market and the performance in its markets abroad.

        The Committee also considered the level of compensation that is necessary to attract, retain and motivate qualified officers. In this regard, the Committee reviewed several third party salary reports and surveys. In 2004, other salaries of executive officers were set using the same factors as set forth above.

        Bonus.    In 2004, executives received bonuses ranging from 0 percent to 90 percent of their salaries pursuant to the Company's Incentive Compensation Plan (the "Bonus Plan"). Under the Bonus Plan, bonuses are paid based on the officer's performance and the performance of the entire Company. Between 0 percent and 40 percent of the bonuses paid to executive officers were based on the executive achieving certain specified individual performance objectives related to their area of responsibility. The remainder of the bonus amounts were based on the Company obtaining certain sales and operating income goals. In January of 2004, an additional bonus program was approved by the Board for two executive officers, Daren G. Hogge and Craig D. Huff, wherein they could earn additional bonuses based upon the growth in sales revenue and operating income in the Company's Synergy Worldwide segment and the reduction in selling, general and administrative expenses of the Company as compared to sales revenue on a consolidated basis. In February of 2005, Daren G. Hogge was paid $301,257 and Craig D. Huff was paid $235,888 in accordance with this bonus program.

        Equity-Based Compensation.    All officers and key employees participate in the Company's stock option plans. The Committee believes that stock options have been effective in attracting motivating and retaining key employees. During 2004, the Committee recommended stock options grants in the aggregate amount of 50,000 shares to Dale Lee.

        Chief Executive Officer Compensation.    In setting the Chief Executive's 2004 base salary, the Committee, applied the factors set forth above. The Chief Executive Officer also received a bonus of $315,000 for 2004 under the Bonus Plan. The bonus amount was based on the Company obtaining certain consolidated sales and operating income goals.

        Except for Kristine F. Hughes, no member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Mrs. Hughes served as President and CEO of the Company from September 1996 to October 1997.

COMPENSATION COMMITTEE
Dated: April 20, 2005	Pauline Hughes Francis, Chairperson Kristine F. Hughes Richard G. Hinckley

CORPORATE STOCK PERFORMANCE

        The following graph compares the performance (total return on investment as measured by the change in the year-end stock price plus reinvested dividends) of our common stock ("NATR") with that of the Index for NASDAQ National Stock Market (U.S. companies) and the Index for NASDAQ Stock (SIC 2800-2899) (herbal vitamins companies) for the five years ended December 31, 2004.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
Nature's Sunshine Products, Inc.

Produced on 03/17/2005 including data to 12/31/2004

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG LLP served as our auditors for the fiscal years ended December 31, 2003 and 2004.

        We are asking the stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. The affirmative vote of the holders of a majority of the shares voting on this proposal will be required to ratify the selection of KPMG LLP.

        In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such change would be in the best interest of the Company and its stockholders.

        Representatives of KPMG LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from stockholders.

        The Board of Directors unanimously recommends that our stockholders vote FOR the proposal to ratify the selection of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

Audit and Other Fees

        The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by KPMG LLP during those periods:

	Fiscal 2004	Fiscal 2003
Audit Fees(1)	$821,000	$332,353
Audit-Related Fees(2)	9,000	24,502
Tax Fees(3)	127,000	31,091
All Other Fees	—	—

Total	$957,000	$487,946

(1)
Audit Fees consist of fees billed for the annual audits and quarterly reviews, including related fees associated with the audit of the Company's internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects and for the attestation of Management's Report on Internal Control over Financial Reporting.

(2)
Audit-Related Fees consist of fees billed for various SEC filings and accounting research.

(3)
Tax Fees consist of fees billed for tax consultation and assistance in the preparation of tax returns.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG and has concluded that it is.

Pre-Approval Policy

        The policy of the Audit Committee is to pre-approve all auditing and non-auditing services of the independent registered public accounting firm, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Audit Committee prior to completion of the audit. Alternatively, the engagement of the independent registered public accounting firm may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service.

AUDIT COMMITTEE REPORT

        The Audit Committee of Nature's Sunshine Products, Inc., is composed of four independent directors and operates under written charter adopted by the Company's Board of Directors in 2003. The Audit Committee is currently comprised of Richard G. Hinckley (Chairman), Franz L. Cristiani, Pauline Hughes Francis and Kristine F. Hughes. During the period that each member has served on the Audit Committee, each has been "independent" as this term applies to Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") and its listing standards.

To: The Board of Directors

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2004.

        We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and letter from the independent registered public accounting firm required by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

AUDIT COMMITTEE
Dated: April 20, 2005	Richard G. Hinckley (Chairman) Pauline Hughes Francis Kristine F. Hughes Franz L. Cristiani

STOCKHOLDER PROPOSALS

        As a stockholder, you may be entitled to present proposals, including nominations for director, for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. In order to be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Stockholders, stockholder proposals, including nominations for director, must be received by our Secretary no later than December 21, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2006 Annual Meeting of Stockholders, the proposal must be sent to Nature's Sunshine Products, Inc., Stockholder Relations, 75 East 1700 South, Provo, Utah 84606 and received prior to March 6, 2006. The Board of Directors will review any proposal, which is received by that date and determine whether it is a proper proposal to present to the 2006 Annual Meeting.

OTHER MATTERS

        As of the date of this Proxy Statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the 2005 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the 2004 Annual Meeting of Stockholders and make reports, but stockholders will not be required to approve or disapprove such minutes or reports.

        Copies of our Annual Report on Form 10-K (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to Nature's Sunshine Products, Inc., Attn: Investor Relations Dept., 75 East 1700 South, Provo, UT 84606 or via our web site at www.natr.com. Copies of our 2004 Annual Report to Stockholders are being mailed with this Proxy Statement.

        The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the board's recommendations, please sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

Dated: April 20, 2005	By Order of the Board of Directors,
/s/ Douglas Faggioli
DOUGLAS FAGGIOLI President, Chief Executive Officer, Director

ANNUAL MEETING OF SHAREHOLDERS OF

NATURE'S SUNSHINE PRODUCTS, INC.

May 27, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Directors:		2.	Ratification of selection of KPMG LLP as Independent Public Accountants.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: ☐ Kristine F. Hughes ☐ Franz L. Cristiani	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
☐	FOR ALL EXCEPT (See instructions below)
			Please sign and date this Proxy where shown below and return it promptly.
			No postage is required if this Proxy is returned in the enclosed envelope and mailed in the United States.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NATURE'S SUNSHINE PRODUCTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Kristine F. Hughes and Douglas Faggioli and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned on April 11, 2005, at the Annual Meeting of Shareholders to be held at the Company's corporate offices at 75 East 1700 South, Provo, Utah 84606, on Friday, May 27, 2005, at 10:00 a.m., local time, or at any adjournment thereof.

(Continued and to be signed on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Friday, May 27, 2005
NATURE'S SUNSHINE PRODUCTS, INC. PROXY STATEMENT—ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT OUR 2005 ANNUAL MEETING AND THIS PROXY STATEMENT
PRINCIPAL HOLDERS OF COMMON STOCK
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTORS
EXECUTIVE OFFICERS AND DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Option Grants in Fiscal Year 2004
Equity Compensation Plans
Option Exercises During 2004 and 2004 Year-end Value Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Comparison of Five-Year Cumulative Total Returns Performance Graph for Nature's Sunshine Products, Inc.
PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL MEETING OF SHAREHOLDERS OF NATURE'S SUNSHINE PRODUCTS, INC.